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                                                                    EXHIBIT 10.5

                                BANKBOSTON, N.A.

                               SECURITY AGREEMENT


         AGREEMENT made this 16th day of December, 1997 by

               WATSON GENERAL CORPORATION
         -------------------------------------------------------------
                                      NAME

         12265 WEST BAYAUD AVENUE, SUITE 110, LAKEWOOD, COLORADO 80228
         -------------------------------------------------------------
         STREET AND NUMBER CITY             STATE    ZIP CODE

(the "Debtor") in favor of BANKBOSTON, N.A., a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Secured Party").

         For value received, the receipt of which is hereby acknowledged, including, without limitation, enabling the Debtor to obtain credit or other financial accommodations from the Secured Party, the Debtor hereby agrees as follows:

         Section 1. Definitions. (a) All Capitalized terms used herein and not otherwise defined shall have the meaning herein as in the Loan Agreement.

    (b) All capitalized terms used herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings assigned to them below (unless otherwise defined). Except as otherwise defined, terms defined in the Uniform Commercial Code shall have the meanings set forth therein.

         ACCOUNTS. All rights of the Debtor to payment for goods sold or leased or for services rendered, all sums of money or other proceeds due or becoming due thereon, all instruments pertaining thereto, all guarantees and security therefor, and the Debtor's rights pertaining to and interest in such goods, including the right of stoppage in transit, replevin or reclamation; all chattel paper; all amounts due from affiliates of the Debtor; all insurance proceeds; all other rights and claims to the payment of money, under contracts or otherwise; and all other property constituting "accounts" as such term is defined in the Uniform Commercial Code.

         COLLATERAL. See Section 2.

         ENCUMBRANCE. Any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind or nature upon or with respect to any property.

         EQUIPMENT. All machinery, equipment and fixtures, office furniture, furnishings and trade fixtures, specialty tools and parts, motor vehicles and materials handling equipment of the Debtor, together with the Debtor's interest in, and right to, any


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and all manuals, computer programs, data bases and other materials relating to the use, operation or structure of any of the foregoing; and all other property constituting "equipment" as such term is defined in the Uniform Commercial Code.

         EVENT OF DEFAULT. Has the meaning set forth in the Loan Agreement.

         GENERAL INTANGIBLES. All rights with respect to trademarks, service marks, trade names, trade styles, patents, copyrights, mask works, trade-secrets information, other proprietary rights and rights to prevent others from doing acts that constitute unfair competition with the Debtor or misappropriation of its property, including without limitation any sums (net of expenses) that the Debtor may receive arising out of any claim for infringement of its rights in any of the foregoing, and all rights of the Debtor under contracts to enjoy performance by others or to be entitled to enjoy rights granted by others, including without limitation any licenses; all tax refunds; all rights, title and interest of the Debtor in and to all documents, books, records and other information (on whatever medium recorded, and including without limitation computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained by the Debtor that reflect the conduct of the Debtor's business, such as financial records, marketing and sales records, research and development records, and design, engineering and manufacturing records; all rights under service bureau service contracts; all computer data and the concepts and ideas on which said data is based; all developmental ideas and concepts, papers, plans, schematics, drawings, blueprints, sketches and documents; all data bases; all customer lists; and all other property constituting "general intangibles" as such term is defined in the Uniform Commercial Code.

         INVENTORY. All goods, merchandise and other personal property (including warehouse receipts and other negotiable and non-negotiable documents of title covering any such property) of the Debtor that are held for sale, lease or other disposition, or for display or demonstration, or leased or consigned, or that are raw materials, piece goods, work-in-process or materials used or consumed or to be used or consumed in the Debtor's business, whether in transit or in the possession of the Debtor or another, including without limitation all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and goods located on the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other third parties; all proprietary rights, patents, plans, drawings, diagrams, schematics, assembly and display materials relating to any of the foregoing; and all other property constituting "inventory" as such term is defined in the Uniform Commercial Code.


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         LOAN AGREEMENT. That certain Term Loan and Acquisition Line Agreement of even date by and between the Debtor and the Secured Party, as the same may be modified, amended, supplemented or restated.

         OBLIGATIONS. Has the meaning set forth in the Loan Agreement.

         OFFICER'S CERTIFICATE. A certificate signed by a responsible officer of the Debtor in the form attached hereto and delivered concurrently herewith.

         SECURITIES. All of the securities and instruments of the Debtor, including without limitation all Investment Property (as defined in the Uniform Commercial Code), stocks, bonds, Treasury bills, certificates of deposit and mutual or money market fund shares; and all sums due or to become due on any of the foregoing, and all securities, instruments or other property purchased or acquired as a result of the investment and reinvestment thereof as hereinafter provided, but excluding in any event all stock and securities of Toxguard Systems, Inc., Toxguard Fluid Technologies, Inc., and those Persons described in
Schedule 6.2 to the Loan Agreement.

         STOCK PLEDGE AGREEMENT. That certain Stock Pledge Agreement of even date by and between the Debtor and the Secured Party, as the same may be modified, supplemented or restated.

         UNIFORM COMMERCIAL CODE. The Uniform Commercial Code as in effect in The Commonwealth of Massachusetts.

         Section 2. Grant. To secure the payment and performance of the Obligations, the Debtor hereby assigns and pledges to the Secured Party all of its rights, title and interest in, and grants to the Secured Party a continuing security interest in, all personal property of the Debtor, including, without limitation, all Accounts, Equipment, General Intangibles, Inventory and Securities, whether now owned or existing or hereafter arising or acquired, together with all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposit accounts, cash or other property owned by the Debtor or in which the Debtor has an interest that are now or may hereafter be in the possession, custody or control of the Secured Party or its participants or assigns for any purpose; any and all additions, substitutions, replacements and accessions thereto; and all proceeds and products of any of the foregoing (collectively, the "Collateral").

         Section 3. Representations, Warranties and Covenants. The Debtor makes the following representations and warranties, and agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Agreement is in effect:


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         (1) NAME; DEBTOR/COLLATERAL LOCATION; CHANGES.

                  (1) The name of the Debtor set forth on the first page hereof is the true and correct legal name of the Debtor, and except as otherwise disclosed to the Secured Party in the Officer's Certificate, the Debtor has not done business as or used any other name.

                  (2) The address of the Debtor set forth on the first page hereof is the Debtor's chief executive office and the place where its business records are kept. Except as disclosed on the Officer's Certificate, all tangible Collateral other than Securities is located at such chief executive office.

                  (3) The Debtor will not change its name, identity or organizational structure or chief executive office or place where its business records are kept, or move any tangible Collateral (other than Securities) to a location other than those set forth in the Officer's Certificate, unless the Debtor shall have given the Secured Party at least 30 days' prior written notice thereof and shall have delivered to the Secured Party such new Uniform Commercial Code financing statements or other documentation as may be necessary or required by the Secured Party to ensure the continued perfection and priority of the security interests granted by this Agreement.

         (2) ORGANIZATION; GOOD STANDING. The Debtor is duly organized, validly existing and in good standing under the laws of the state of its organization and duly qualified and in good standing in every other state in which the nature of its business or properties requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Debtor, its business, assets, or financial condition.

         (3) AUTHORIZATION OF AGREEMENT; NO CONSENTS; NO CONFLICTS. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, corporate or otherwise, and do not and will not (i) require any consent or approval of the stockholders of the Debtor, which has not been previously obtained; (ii) contravene the terms of the charter, by-laws or other organizational papers of the Debtor; (iii) violate any applicable law, rule or regulation of any governmental agency; (iv) contravene any provision of any agreement, instrument, order or undertaking binding on the Debtor or by which any of its properties are bound or affected; (v) other than as contemplated hereby, result in or require the imposition of any Encumbrance on any of the properties of the Debtor; or (vi) other than filings required by the Uniform Commercial Code, require the approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party, which consent or approval has not been previously obtained.


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         (4) OWNERSHIP OF COLLATERAL; ABSENCE OF LIENS AND RESTRICTIONS. The
Debtor is, and in the case of property acquired after the date hereof, will be, the sole legal and equitable owner of the Collateral, holding good and marketable title to the same free and clear of all Encumbrances except for the security interests granted hereunder or permitted pursuant to Section 7.4 of the Loan Agreement, and has good right and legal authority to assign, deliver, and create a security interest in the Collateral in the manner herein contemplated. The Collateral is genuine and is what it is purported to be. The Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the security interests contemplated hereunder.

         (5) FIRST PRIORITY SECURITY INTEREST. This Agreement, together with the filing of Uniform Commercial Code financing statements in the appropriate offices for the locations of Collateral listed in the Officer's Certificate, create a valid and continuing first lien on and perfected security interest in the Collateral (except for property located in the United States in which a security interest may not be perfected by filing under the Uniform Commercial
Code), prior to all other Encumbrances, and is enforceable as such against creditors of the Debtor, any owner of the real property where any of the Collateral is located, any purchaser of such real property and any present or future creditor obtaining a lien on such real property. Other than as disclosed in the Officer's Certificate, no financing statement under the Uniform Commercial Code of any state or other instrument evidencing a lien that names the Debtor as debtor is on file in any jurisdiction and the Debtor has not signed any such document or any agreement authorizing the filing of any such financing statement or instrument.

         (6) SALES AND FURTHER ENCUMBRANCES. The Debtor will not sell, grant, assign or transfer any interest in, or permit to exist any Encumbrance on, any of the Collateral other than in favor of the Secured Party or its affiliates except for (i) sales of Inventory or grants of licenses and other rights in the ordinary course of the Debtor's business for cash or on open account and on terms of payment ordinarily extended to its customers; (ii) so long as no Event of Default hereunder has occurred and is continuing, dispositions of Equipment that has become worn out or obsolete or that has been replaced by other Equipment; or (iii) as otherwise permitted by the Secured Party in writing. The Debtor shall defend its title to and the Secured Party's interest in the Collateral against all claims and take any action necessary to remove any Encumbrances other than those permitted hereunder and defend the right, title and interest of the Secured Party in and to any of the Debtor's rights in the Collateral.

         (7) VALIDITY OF ACCOUNTS. Each Account constituting Collateral is and shall be a valid, legal and binding obligation of


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the party purported to be obligated thereon, enforceable in accordance with its terms and free of material setoffs, defenses or counterclaims.

         (8) FIXTURE CONFLICTS; REQUIRED WAIVERS. The Debtor intends, to the extent not inconsistent with applicable law, that the Collateral shall remain personal property of the Debtor and shall not be deemed to be a fixture irrespective of the manner of its attachment to any real estate. The Debtor will deliver to the Secured Party such disclaimer, waiver, or other document as the Secured Party may request, executed by each person having an interest in such real estate.

         (9) INSPECTION; VERIFICATION OF ACCOUNTS. The Debtor will at all reasonable times allow the Secured Party to examine, inspect or make extracts from or copies of the Debtor's books and records, inspect the Collateral and arrange for verification of Accounts constituting Collateral directly with the Debtor's accountants, the account debtors or by other methods.

         (10) ACCOUNTS: COLLECTION AND DELIVERY OF PROCEEDS. The Debtor will diligently collect all of its Accounts constituting Collateral until the Secured Party exercises its rights to collect the Accounts pursuant to this Agreement. The Debtor shall, at the request of the Secured Party, notify account debtors of the security interest of the Secured Party in any Account and that payment thereof is to be made directly to the Secured Party. Upon request of the Secured Party, any proceeds of Accounts or Inventory constituting Collateral received by the Debtor, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and the Debtor shall deliver said proceeds daily to the Secured Party, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect same).

         (11) EQUIPMENT AND INVENTORY: INSURANCE. The Debtor will keep the Collateral insured at all times by insurance in such form and amounts as may be satisfactory to the Secured Party, and in any event (without specific request by the Secured Party) will insure the Collateral against physical hazard insurance on an "all risks" basis, including fire, theft, and, in the case of motor vehicles, collision. Such insurance shall be with insurance companies satisfactory to the Secured Party and shall be payable to the Secured Party as an additional insured and the Debtor, as their respective interests may appear. Such insurance shall provide for not less than 30 days' notice of cancellation, change in form or non-renewal to the Secured Party, and shall insure the interest of the Secured Party regardless of any breach or violation by the Debtor or any other person of the warranties, declarations or covenants contained in such policies. The Debtor shall insure the Collateral in amounts sufficient to prevent the application of any co-insurance provisions. The Debtor shall evidence its compliance with the foregoing by delivering a certificate with respect to each


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policy concurrently with the execution hereof, annually thereafter, and from time to time upon the request of the Secured Party.

         (12) EQUIPMENT AND INVENTORY: MAINTENANCE AND USE, PAYMENT OF TAXES. The Debtor will keep the Collateral in good order and repair, will not use the same in violation of law or any policy of insurance thereon, and will pay promptly when due all taxes and assessments on the Collateral or on its use or operation.

         (13) GENERAL INTANGIBLES: REGISTRATION, MAINTENANCE OF COPIES. The Debtor will apply for, and pursue diligently applications for, registration of its ownership of the General Intangibles constituting Collateral and for which registration is appropriate, and will use such other measures as are appropriate to preserve its rights in its other General Intangibles constituting Collateral. The Debtor will, at the request of the Secured Party, retain off-site current copies of all materials created by or furnished to the Debtor on which is recorded then-current information about any computer programs or data bases that the Debtor has developed or otherwise has the right to use from time to time. Such materials include, without limitation, magnetic or other computer media on which object, source or other code is recorded or that are documentation of those computer programs or data bases, in the nature of listing printouts, narrative descriptions, flow diagrams and similar things. The Debtor will, at the request of the Secured Party, deliver a set of such copies to the Secured Party for safekeeping and retention or transfer in the event of foreclosure.

         (14) SECURITIES: VOTING, DIVIDENDS, CERTIFICATES, OPTIONS, ETC. Until the occurrence of a Default or an Event of Default hereunder, the Debtor shall retain the right to vote any of the Securities constituting Collateral in a manner not inconsistent with the terms of this Agreement. If the Debtor, as registered holder of such Securities, receives (i) any dividend or other distribution in cash or other property in connection with the liquidation or dissolution of the issuer of such Securities, or in connection with the redemption or payment of such Securities, or (ii) any stock certificate, option or right, or other distribution, whether as an addition to, in substitution of, or in exchange for, such Securities, or otherwise, the Debtor agrees to accept same in trust for the Secured Party and to deliver same forthwith to the Secured Party or its designee, in the exact form received, with the Debtor's endorsement or reassignment when necessary, to be held by the Secured Party as Collateral.

         (15) SECURITIES: DELIVERY OR REGISTRATION. Upon request of the Secured Party, the Debtor will (i) deliver all of its Securities constituting Collateral and represented by certificates, including without limitation all stock of its subsidiaries, to the Secured Party to hold pursuant to the terms of this Agreement, and (ii) register in the name of the Secured Party or its designee any uncertificated Security constituting Collateral or the Secured


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Party's security interest therein on the books maintained by or on behalf of the issuer thereof or the depository therefor.

         (16) FURTHER ASSURANCES. Upon the written request of the Secured Party, and at the sole expense of the Debtor, the Debtor will promptly execute and deliver such further instruments and documents and take such further actions as the Secured Party may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement under the Uniform Commercial Code, execution of assignments of General Intangibles, delivery of appropriate stock or bond powers, transfer of Collateral (other than Inventory, Accounts and Equipment) to the Secured Party's possession. The Debtor authorizes the Secured Party to file any such financing statement without the signature of the Debtor to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to it.

         (17) CONFLICTS. This Agreement is supplemental to the Stock Pledge Agreement, and in the event of an inconsistency between this Agreement and the Stock Pledge Agreement with respect to the Securities, the provisions of the Stock Pledge Agreement shall govern.

         Section 4. Notices and Reports Pertaining to Collateral. The Debtor will, with respect to the Collateral:

                  (1) promptly furnish to the Secured Party, from time to time upon request, reports in form and detail satisfactory to the Secured Party;

                  (2) promptly notify the Secured Party of any Encumbrance asserted against the Collateral, including any attachment, levy, execution or other legal process levied against any of the Collateral, and of any information received by the Debtor relating to the Collateral, including the Accounts, the account debtors, or other persons obligated in connection therewith, that may in any way adversely affect the value of the Collateral or the rights and remedies of the Secured Party with respect thereto;

                  (3) promptly notify the Secured Party when it obtains knowledge of actual or imminent bankruptcy or other insolvency proceeding of any account debtor or issuer of Securities;

                  (4) deliver to the Secured Party, as the Secured Party may from time to time request, delivery receipts, customers' purchase orders, shipping instructions, bills of lading and any other evidence of shipping arrangements;


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                  (5) concurrently with the reports required to be furnished under subsection (a), and immediately if material in amount, notify the Secured Party of any return or adjustment, rejection, repossession, or loss or damage of or to merchandise represented by Accounts or constituting Inventory and of any credit, adjustment or dispute arising in connection with the goods or services represented by Accounts or constituting Inventory; and

                  (6) promptly after the application by the Debtor for registration of any General Intangibles, as contemplated in Section 3.13, notify the Secured Party thereof.

The Debtor authorizes the Secured Party to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to the Secured Party in connection with the transactions contemplated herein at any time subsequent to 12 months from the time such items are delivered to the Secured Party.

         Section 5. Secured Party's Rights with respect to Collateral. The Secured Party may, at its option and at any time, whether or not the Obligations are due, without notice or demand on the Debtor, take the following actions with respect to the Collateral:

                  (1) with respect to any Accounts (i) notify account debtors of the security interest of the Secured Party in such Accounts and that payment thereof is to be made directly to the Secured Party; (ii) demand, collect, and receipt for any amounts relating thereto, as the Secured Party may determine; (iii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iv) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (v) receive, open and dispose of mail addressed to the Debtor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of the Debtor; and (vi) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes;

                  (2) with respect to any Equipment and Inventory (i) make, adjust and settle claims under any insurance policy related thereto and place and pay for appropriate insurance thereon; (ii) discharge taxes and other Encumbrances at any


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
         time levied or placed thereon; (iii) make repairs or provide maintenance with respect thereto; and (iv) pay any necessary filing fees and any taxes arising as a consequence of any such filing. The Secured Party shall have no obligation to make any such expenditures nor shall the making thereof relieve the Debtor of its obligation to make such expenditures; and

                  (3) with respect to any Securities (i) transfer them at any time to itself, or to its nominee, and receive the income thereon and hold the same as Collateral hereunder or apply it to any matured Obligations; and (ii) demand, sue for, collect or make any compromise or settlement it deems desirable.

Except as otherwise provided herein, the Secured Party shall have no duty as to the collection or protection of the Collateral nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any Collateral in its possession.

         Section 6. Set-off Rights. Regardless of the adequacy of any Collateral or any other means of obtaining repayment for any Obligations, any deposits, balances or other sums credited by or due from the Secured Party or any of its affiliates to the Debtor may at any time and from time to time after the occurrence of an Event of Default, without notice to the Debtor or compliance with any other condition precedent now or hereafter implied by statute, rule of law, or otherwise (all of which are hereby expressly waived by the Debtor) may be set off, appropriated, and applied by the Secured Party against any Obligations in such manner as the Secured Party in its sole discretion may determine.

         Section 7. Secured Party's Rights and Remedies.

                  (1) So long as any Event of Default shall have occurred and is continuing:

                  (1) the Secured Party may, at its option, without notice or demand, cause all of the Obligations to become immediately due and payable and take immediate possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Secured Party;

                  (2) the Debtor will, upon demand, assemble the Collateral and make it available to the Secured Party at a place and time designated by the Secured Party that is reasonably convenient to both parties;

                  (3) the Secured Party may collect and receive all income and proceeds in respect of the Collateral and


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                  exercise all rights of the Debtor with respect thereto,
                  including without limitation the right to exercise all voting and corporate rights at any meeting of the shareholders of the issuer of any Securities and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Securities as if the Secured Party were the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, all without liability except to account for property actually received (but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing);

                  (4) the Secured Party may sell, lease or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as the Secured Party may determine, and the Secured Party may purchase any Collateral at any such sale. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Secured Party shall send to the Debtor prior written notice (which, if given within five days of any sale, shall be deemed to be reasonable) of the time and place of any public sale of the Collateral or of the time after which any private sale or other disposition thereof is to be made. The Debtor agrees that upon any such sale the Collateral shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by the Debtor. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Debtor shall execute all applications or other instruments as may be required; and

                  (5) in any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code.

                  (2) Prior to any disposition of Collateral pursuant to this Agreement the Secured Party may, at its option, cause any of the Collateral to be repaired or reconditioned (but not upgraded unless mutually agreed) in such manner and to such extent as to make it saleable.


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
                  (3) The Secured Party is hereby granted a license or other right to use, without charge, the Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, relating to the Collateral, in completing production of, advertising for sale and selling any Collateral; and the Debtor's rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit.

                  (4) The Debtor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Securities by reason of certain prohibitions contained in the Securities Act of 1933 (as amended from time to time, the "Securities Act") or the securities laws of various states (the "Blue Sky Laws"), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if the Securities were sold at public sales. The Debtor agrees that the Secured Party has no obligation to delay sale of any of the Securities for the period of time necessary to permit the Securities to be registered for public sale under the Securities Act or the Blue Sky Laws, and that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (5) The Secured Party shall be entitled to retain and to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including attorneys' fees and other legal expenses incurred by it in connection therewith; and second, to the payment of the Obligations in such order of priority as the Secured Party shall determine. Any surplus remaining after such application shall be paid to the Debtor or to whomever may be legally entitled thereto, provided that in no event shall the Debtor be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall have been received in cash by the Secured Party. The Debtor shall remain liable for any deficiency.

         Section 8. Waivers. The Debtor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Debtor under this Agreement or any other document evidencing the Obligations. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations. The Secured Party shall not be deemed to have waived any of its rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Secured Party in the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

         Section 9. Expenses. The Debtor shall, on demand, pay or reimburse the Secured Party for all reasonable expenses (including attorneys' fees of outside counsel or allocation costs of in-house counsel) incurred or paid by the Secured Party in connection with the preparation, negotiation and closing, and the administration or enforcement, of this Agreement, its on-site periodic examinations of the Collateral and any other amounts permitted to be expended by the Secured Party hereunder, including without limitation such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, priority and value of any security interest created hereby, the collection, sale or other disposition of any of the Collateral or the exercise by the Secured Party of any of the rights conferred upon it hereunder. The obligation to pay any such amount shall be an additional Obligation secured hereby and each such amount shall bear interest from the time of demand at the rate per annum equal to the default rate as set forth in the Loan Agreement.

         Section 10. Notices. Any demand upon or notice to the Debtor that the Secured Party may give shall be given in accordance with the provisions of
Section 12.1 of the Loan Agreement.

         Section 11. Successors and Assigns. This Agreement shall be binding upon the Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and its successors and assigns. Without limiting the generality of the foregoing sentence, the Secured Party may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Secured Party herein.

         Section 12. General. This Agreement may not be amended or modified except by a writing signed by the Debtor and the Secured Party, nor may the Debtor assign any of its rights hereunder. This Agreement and the terms, covenants and conditions hereof shall be construed in accordance with, and governed by, the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein). In the event that any Collateral or any deposit or other sum due from or credited by the Secured Party is held or stands in the name of the Debtor and another or others jointly, the Secured Party may deal with the same for all purposes as if it belonged to or stood in the name of the Debtor alone.

         Section 13. Section Headings. Section headings are for convenience of reference only and are not a part of this Agreement.

         Section 14. JURY WAIVER. THE SECURED PARTY (BY ITS ACCEPTANCE HEREOF) AND THE DEBTOR AGREE THAT NEITHER OF THEM, NOR ANY ASSIGNEE OR SUCCESSOR SHALL
(A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE SECURED PARTY AND THE DEBTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE SECURED PARTY NOR THE DEBTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the Debtor has caused this Agreement to be duly executed as an instrument under seal as of the date first written above.

WITNESS:                            DEBTOR: Watson General
                                    Corporation


Name:_________________________      By:___________________________
         Print/Type Full Name          Title:

Address:_____________________
        _____________________
        _____________________

                              OFFICER'S CERTIFICATE

                                       TO

                               SECURITY AGREEMENT

                            dated December ___, 1997

                          of Watson General Corporation


         The undersigned, the _____________________________ of Watson General Corporation, a California corporation (the "Debtor"), hereby certifies, with reference to a certain Security Agreement dated December 16, 1997 (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Debtor and BankBoston, N.A. (the "Bank"), to the Bank as follows:

         1.       NAMES.

         (a) The exact corporate name of the Debtor as it appears on its organizational documents and its taxpayer identification number is as follows:

         (b) The following is a list of all other names (including trade names or similar appellations) used by the Debtor, or any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any previous time:

         2.       LOCATIONS.

                (a) The chief executive office of the Debtor is located at the following address:

         MAILING ADDRESS   COUNTY   STATE   ZIP CODE

         (b) The following are is a list of all other locations in the United States of America in which the Debtor maintains any books or records relating to any of the Collateral consisting of Accounts, chattel paper, General Intangibles or mobile goods:

         Currently:

         STREET AND NUMBER COUNTY   STATE   ZIP CODE

         Within the last four months, if different:

         STREET AND NUMBER COUNTY   STATE   ZIP CODE



         (c) The following are all the other places of business of the Debtor in the United States of America:

         Currently:

         STREET AND NUMBER COUNTY   STATE   ZIP CODE

         Within the last four months, if different:

         STREET AND NUMBER COUNTY   STATE   ZIP CODE



         (d) The following are all the other locations in the United States of America where any of the Collateral (other than Securities and any deposit accounts) is located:

         Currently:

         STREET AND NUMBER COUNTY   STATE   ZIP CODE



         Within the last four months, if different:

         STREET AND NUMBER COUNTY   STATE   ZIP CODE



         (e) The following are the names and addresses of all persons or entities other than the Debtor, such as lessees, consignees, warehousemen or purchasers of chattel paper, that have possession or are intended to have possession of any of the Collateral consisting of chattel paper, Inventory or
Equipment:

         Currently:

         STREET AND NUMBER COUNTY   STATE   ZIP CODE



         Within the last four months, if different:

         STREET AND NUMBER COUNTY   STATE   ZIP CODE

         3. FIXTURES. Set forth below is the information required by UCC ss.9-402(5) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded:

         4. OTHER UCC FILINGS. Financing statements in favor of secured parties other than the Bank have been filed in the Uniform Commercial Code filing offices in the jurisdictions and real estate recording offices identified below:

         FILING              FILING       SECURED
         NO.        DATE     OFFICE       PARTY         COLLATERAL

         IN WITNESS WHEREOF, I have hereunto signed this Certificate on December 16, 1997.

                                           DEBTOR: WATSON GENERAL CORPORATION


                                           By______________________________
                                           Title: